                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 10, 2005
                                                         ---------------

                                ABLE ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Delaware              001-15035              22-3520840
   -----------------------------------------------------------------------
   (States or Other Jurisdiction   (Commission          (IRS Employer
          of Incorporation)        file Number)        Identification No.)



                     198 Green Pond Road, Rockaway, NJ 07866
                    -----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrants' telephone number, including area code (973) 625-1012
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

Able Energy, Inc. announced that it was informed by a letter dated August 10, 2005 from the Securities and Exchange Commission (the "Commission") that the Commission is conducting an informal inquiry regarding the Company's August 3, 2005 disclosure on Form 8-K of the commencement of an Audit Committee investigation regarding trading in the Company's securities. The Company will cooperate fully with and assist the Commission in this informal inquiry.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of August, 2005.


                                   ABLE ENERGY, INC.


                                   By:    /s/ Christopher P. Westad
                                      ------------------------------------------
                                   Name:  Christopher P. Westad
                                   Title: President and Interim Chief Executive
                                          Officer